Exhibit 4.2

PFIZER INC.

and

THE BANK OF NEW YORK MELLON,

Trustee

SIXTH SUPPLEMENTAL INDENTURE

Dated as of November 21, 2025

to

INDENTURE

Dated as of September 7, 2018

Floating Rate Notes due 2027

3.875% Notes due 2027

4.200% Notes due 2030

4.500% Notes due 2032

4.875% Notes due 2035

5.600% Notes due 2055

5.700% Notes due 2065

-i-

Section 803. Further Issues	17
Section 804. Global Notes	17
Section 805. Interest	18
Section 806. Authorized Denominations	18
Section 807. Redemption	18
Section 808. Appointment of Agents	18

ARTICLE NINE

OPTIONAL REDEMPTION; NO SINKING FUND

Section 901. Optional Redemption by Company	18
Section 902. Par Call	19
Section 903. No Sinking Fund	19

ARTICLE TEN

FORM OF NOTES

Section 1001. Form of Floating Rate Note	19
Section 1002. Form of 2027 Note	20
Section 1003. Form of 2030 Note	20
Section 1004. Form of 2032 Note	20
Section 1005. Form of 2035 Note	20
Section 1006. Form of 2055 Note	20
Section 1007. Form of 2065 Note	20

ARTICLE ELEVEN

ORIGINAL ISSUE AMOUNT OF NOTES

Section 1101. Original Issue Amount of the Floating Rate Notes	20
Section 1102. Original Issue Amount of the 2027 Notes	20
Section 1103. Original Issue Amount of the 2030 Notes	20
Section 1104. Original Issue Amount of the 2032 Notes	21
Section 1105. Original Issue Amount of the 2035 Notes	21
Section 1106. Original Issue Amount of the 2055 Notes	21
Section 1107. Original Issue Amount of the 2065 Notes	21

ARTICLE TWELVE

MISCELLANEOUS

Section 1201. Ratification of Indenture	21
Section 1202. Trustee Not Responsible for Recitals	21
Section 1203. Governing Law	21
Section 1204. Separability	21
Section 1205. Counterparts	22
Section 1206. Trust Indenture Act	22
Section 1207. Signatures	22

Exhibits

Exhibit A	Form of Floating Rate Note
Exhibit B	Form of 2027 Note
Exhibit C	Form of 2030 Note
Exhibit D	Form of 2032 Note
Exhibit E	Form of 2035 Note
Exhibit F	Form of 2055 Note
Exhibit G	Form of 2065 Note

SIXTH SUPPLEMENTAL INDENTURE, dated as of November 21, 2025 (the “Sixth Supplemental Indenture”), between Pfizer Inc., a Delaware corporation (the “Company”), and The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”).

WHEREAS, the Company executed and delivered the indenture, dated as of September 7, 2018, to the Trustee (the “Indenture”), to provide for the issuance of the Company’s unsecured debentures, notes, bonds or other evidences of indebtedness (the “Securities”) in an unlimited aggregate principal amount to be issued from time to time in one or more series as provided therein;

WHEREAS, pursuant to Section 14.01 of the Indenture, the Company desires to provide for the issuance of a new series of its Securities to be known as its Floating Rate Notes due 2027 (the “Floating Rate Notes”), 3.875% Notes due 2027 (the “2027 Notes”), 4.200% Notes due 2030 (the “2030 Notes”), 4.500% Notes due 2032 (the “2032 Notes”), 4.875% Notes due 2035 (the “2035 Notes”), 5.600% Notes due 2055 (the “2055 Notes”) and 5.700% Notes due 2065 (the “2065 Notes” and, together with the 2027 Notes, the 2030 Notes, the 2032 Notes, the 2035 Notes, the 2055 Notes, the “Fixed Rate Notes” and, the Fixed Rate Notes together with the Floating Rate Notes, the “Notes”) and to establish the forms and to set forth the terms of the Notes thereof, as provided in Section 3.01 of the Indenture;

WHEREAS, the Board of Directors of the Company, pursuant to resolutions duly adopted, has duly authorized the issuance of the Company’s debt securities and the Securities Issuance Committee of the Company, pursuant to a resolution duly adopted on November 18, 2025, has duly authorized the issuance of $500,000,000 aggregate principal amount of the Floating Rate Notes, $1,000,000,000 aggregate principal amount of 2027 Notes, $1,000,000,000 aggregate principal amount of 2030 Notes, $1,250,000,000 aggregate principal amount of 2032 Notes, $1,250,000,000 aggregate principal amount of 2035 Notes, $500,000,000 aggregate principal amount of 2055 Notes and $500,000,000 aggregate principal amount of 2065 Notes and has authorized the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect such issuance;

WHEREAS, the Company has requested that the Trustee execute and deliver this Sixth Supplemental Indenture; and

WHEREAS, all things necessary to make this Sixth Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done;

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of the Notes, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE ONE

DEFINITIONS

Section 101. Definition of Terms. Unless the context otherwise requires:

(a) each term defined in the Indenture has the same meaning when used in this Sixth Supplemental Indenture;

(b) each term defined anywhere in this Sixth Supplemental Indenture has the same meaning throughout;

(c) the singular includes the plural and vice versa; and

(d) headings are for convenience of reference only and do not affect interpretation.

(e) the following terms have the meanings given to them in this Section 101(e):

“Benchmark” means, initially, Compounded SOFR; provided that if the Company or its designee determine on or prior to the Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published daily SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

(1) the sum of (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2) the sum of (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3) the sum of (a) the alternate rate of interest that has been selected by the Company or its designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

(1) the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

(3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of the Interest Period, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors and other administrative matters) that the Company or its designee decide may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee decide that adoption of any portion of such market practice is not administratively feasible or if the Company or its designee determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee determine is reasonably necessary).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Compounded SOFR” means, with respect to any Interest Period, the rate computed in accordance with the following formula set forth below (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (e.g., 9.753973% (or ..09753973) being rounded down to 9.75397% (or .0975397) and 9.753978% (or .09753978) being rounded up to 9.75398% (or .0975398)):

“dc” is the actual number of calendar days from (and including) SOFR IndexStart to (but excluding) SOFR IndexEnd (the actual number of calendar days in the applicable Observation Period).

“Initial Interest Period” means the period from and including the date of this Supplemental Indenture to, but excluding, the first Floating Rate Interest Payment Date.

“Interest Determination Date” means, with respect to any Interest Period, the second U.S. Government Securities Business Day preceding such Floating Rate Interest Payment Date.

“Interest Period” means, after the Initial Interest Period, the period from and including a Floating Rate Interest Payment Date for the Floating Rate Notes to, but excluding, the immediately succeeding Floating Rate Interest Payment Date for such Floating Rate Notes (such succeeding Floating Rate Interest Payment Date, the “Latter Floating Rate Interest Payment Date”); provided that the final Interest Period for the Floating Rate Notes will be the period from and including the Floating Rate Interest Payment Date immediately preceding the maturity date of the Floating Rate Notes to, but excluding, the maturity date.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“New York Federal Reserve” means the Federal Reserve Bank of New York (or a successor administrator of the Secured Overnight Financing Rate).

“New York Federal Reserve’s Website” means the website of the New York Federal Reserve, currently at http://www.newyorkfed.org, or any successor source.

“Observation Period” means, in respect of each Interest Period, the period from and including two U.S. Government Securities Business Days preceding the first date of such relevant Interest Period to but excluding two U.S. Government Securities Business Days preceding the Latter Floating Rate Interest Payment Date; provided that the first Observation Period shall be the period from and including two U.S. Government Securities Business Days preceding the date hereof to, but excluding, the two U.S. Government Securities Business Days preceding the first Floating Rate Interest Payment Date.

“Par Call Date” means (i) in the case of the 2030 Notes, October 15, 2030, (ii) in the case of the 2032 Notes, September 15, 2032, (iii) in the case of the 2035 Notes, August 15, 2035, (iv) in the case of the 2055 Notes, May 15, 2055 and (v) in the case of the 2065 Notes, May 15, 2065.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Determination Time, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its designee after giving effect to the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Secured Overnight Financing Rate” or “SOFR” means the daily secured overnight financing rate as provided by the New York Federal Reserve on the New York Federal Reserve’s Website.

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)

SOFR Index value as published by the New York Federal Reserve as such index appears on the New York Federal Reserve’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Determination Time”); provided that:

(2)	if a SOFR Index value does not so appear as specified in clause (1) above at the SOFR Determination Time, then:

(i)	a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to Section 206; or

(ii)	a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to Section 207.

“SOFR IndexStart” is the SOFR Index value for the day that is two U.S. Government Securities Business Days preceding the first date of the relevant Interest Period;

“SOFR IndexEnd” is the SOFR Index value for the day that is two U.S. Government Securities Business Days preceding the Latter Floating Rate Interest Payment Date relating to such Interest Period; and

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable Par Call Date (or in the case of the 2027 Notes their Stated Maturity) (the “Remaining Life”); (2) if there is no such Treasury constant maturity on H.15 exactly equal to the applicable Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the applicable Remaining Life – and shall interpolate to the applicable Par Call Date (or in the case of the 2027 Notes their Stated Maturity) on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the applicable Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the applicable Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date or, in the case of the 2027 Notes, their Stated Maturity, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date (or in the case of the 2027 Notes their Stated Maturity) but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date or such Stated Maturity, as applicable, one with a maturity date preceding the applicable Par Call Date or such Stated Maturity, as applicable, and one with a maturity date following the applicable Par Call Date or such Stated Maturity, as applicable,, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date or such Stated Maturity, as applicable. If there are two or more United States Treasury securities maturing on the applicable Par Call Date (or in the case of the 2027 Notes their Stated Maturity) or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

ARTICLE TWO

GENERAL TERMS AND CONDITIONS OF THE FLOATING RATE NOTES

Section 201. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “Floating Rate Notes due 2027”, which is not limited in aggregate principal amount. The aggregate principal amount of the Floating Rate Notes to be issued on the date hereof is set forth in Article Eleven herein.

Section 202. Maturity. The Stated Maturity of principal of the Floating Rate Notes is November 15, 2027.

Section 203. Further Issues. The Company may from time to time, without the consent of the Holders of the Floating Rate Notes, issue additional Floating Rate Notes. Any such additional Floating Rate Notes will have the same ranking, interest rate, maturity date and other terms as the Floating Rate Notes herein provided for. Any such additional Floating Rate Notes, together with the Floating Rate Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional Floating Rate Notes may be issued if an Event of Default has occurred and is continuing with respect to the Floating Rate Notes. The Company will not issue any additional Floating Rate Notes intended to form a single series with the Floating Rate Notes herein provided for unless such additional Notes will be fungible with the Floating Rate Notes herein provided for U.S. federal income tax purposes.

Section 204. Global Notes. Upon their original issuance, the Floating Rate Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”). The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 205. Interest. The Floating Rate Notes will bear interest (computed on the basis of the actual number of days elapsed over a 360-day year) at a floating rate, reset quarterly on each Floating Rate Interest Payment Date, equal to Compounded SOFR, plus 0.500% per annum. In no event will the interest on the Floating Rate Notes be less than zero. Interest on the Floating Rate Notes will be payable quarterly in arrears on each Floating Rate Interest Payment Date, to holders of record on the applicable Record Date; the dates on which such interest shall be payable are February 15, May 15, August 15 and November 15 in each year, beginning on February 15, 2026 (each, a “Floating Rate Interest Payment Date”); and the Record Date for the interest payable on any Floating Rate Interest Payment Date is the close of business on the February 1, May 1, August 1 and

November 1 (whether or not a Business Day) immediately preceding the relevant Floating Rate Interest Payment Date. Interest on the Floating Rate Notes will accrue from and including the most recent Floating Rate Interest Payment Date or, if no interest has been paid, from the date hereof. If the Floating Rate Interest Payment Date is not a Business Day, then the next succeeding Business Day will be the applicable Floating Rate Interest Payment Date and interest accrued and payable on the Floating Rate Notes will be paid on such next succeeding Business Day (unless such next succeeding Business Day falls in the succeeding calendar month, in which case the applicable Floating Rate Interest Payment Date will be the Business Day immediately preceding such Floating Rate Interest Payment Date and interest on the Floating Rate Notes will be paid on such immediately preceding Business Day). If the maturity date of the Floating Rate Notes is not a Business Day, the payment of principal of, and interest on, the Floating Rate Notes will be made on the next succeeding Business Day, and no interest will accrue for the period from and after the maturity date. The amount of interest accrued and payable on the Floating Rate Notes for each Interest Period will be equal to the product of (i) the outstanding principal amount of the Floating Rate Notes multiplied by (ii) the product of (a) the interest rate for the relevant Interest Period multiplied by (b) the quotient of the actual number of calendar days in such Interest Period divided by 360.

The interest rate and amount of interest to be paid on the Floating Rate Notes for each interest period will be determined by the Calculation Agent. The Bank of New York Mellon will initially serve as the Calculation Agent. All determinations made by the Calculation Agent shall, in the absence of willful misconduct or manifest error, be conclusive for all purposes and binding on the Company and the Holders of the Floating Rate Notes. So long as Compounded SOFR is required to be determined with respect to the Floating Rate Notes, there will at all times be a calculation agent. In the event that any then acting calculation agent shall be unable or unwilling to act, or that such calculation agent shall fail duly to establish Compounded SOFR for any interest period, or the Company proposes to remove such calculation agent, the Company shall appoint another calculation agent. None of the Trustee, the Paying Agent, nor the Calculation Agent shall have any duty or liability in connection with the determination of any Benchmark Transition Event, Benchmark Replacement, Benchmark Replacement Conforming Changes, or any other related matter as provided in this Article Two.

None of the Trustee, the Paying Agent, or the Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR or the SOFR Index or any other Benchmark, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or to determine whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment or Unadjusted Benchmark Replacement, or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing, including, but not limited to, as to any spread adjustment thereon, the business day convention, interest determination dates or any other relevant methodology applicable to such substitute or successor Benchmark.

In connection with the foregoing, each of the Trustee, the Paying Agent and the Calculation Agent shall be entitled to conclusively rely on any determinations made by the Company or its designee without independent investigation, and none will have any liability for actions taken at the Company’s direction in connection therewith.

None of the Trustee, the Paying Agent or the Calculation Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Sixth Supplemental Indenture as a result of the unavailability of SOFR, the SOFR Index or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated by the terms of this Sixth Supplemental Indenture and reasonably required for the performance of such duties. In connection with any determination made hereunder, none of the Trustee, the Paying Agent or the Calculation Agent shall be responsible or liable for the Company’s actions or omissions or those of its designee, or for any failure or delay in the performance by Pfizer or its designee, nor shall any of the Trustee, the Paying Agent or the Calculation Agent be under any obligation to oversee or monitor the Company’s performance or that of its designee.

Section 206. SOFR Index Unavailable. If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to the Secured Overnight Financing Rate, “Compounded SOFR” means, for the applicable Interest Period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the New York Federal Reserve’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180-calendar days” shall be removed. If the daily Secured Overnight Financing Rate (“SOFRi”) does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the New York Federal Reserve’s Website.

Section 207. Effect of a Benchmark Transition Event.

(a) If the Company or its designee determine on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Floating Rate Notes in respect of all determinations on such date and for all determinations on all subsequent dates.

(b) In connection with the implementation of a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

(c) Any determination, decision or election that may be made by the Company or its designee pursuant to this Section 207, including a determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection:

(i)	will be conclusive and binding absent manifest error;

(ii)	will be made in the sole discretion of the Company or its designee; and

(iii)

notwithstanding anything to the contrary in the documentation relating to the Floating Rate Notes, shall become effective without consent from the holders of the Floating Rate Notes or any other party.

(d) If the event that gives rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

(e) For purposes of the definitions of Benchmark Replacement Date and Benchmark Transition Event, references to Benchmark also include any reference rate underlying such Benchmark.

Section 208. Authorized Denominations. The Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 209. Redemption. The Floating Rate Notes are not subject to redemption at the option of the Company.

Section 210. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE THREE

GENERAL TERMS AND CONDITIONS OF THE 2027 NOTES

Section 301. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “3.875% Notes due 2027”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2027 Notes to be issued on the date hereof is set forth in Article Eleven herein.

Section 302. Maturity. The Stated Maturity of principal of the 2027 Notes is November 15, 2027.

Section 303. Further Issues. The Company may from time to time, without the consent of the Holders of the 2027 Notes, issue additional 2027 Notes. Any such additional 2027 Notes will have the same ranking, interest rate, maturity date and other terms as the 2027 Notes herein provided for. Any such additional 2027 Notes, together with the 2027 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2027 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2027 Notes. The Company will not issue any additional 2027 Notes intended to form a single series with the 2027 Notes herein provided for unless such additional 2027 Notes will be fungible with the Notes herein provided for U.S. federal income tax purposes.

Section 304. Global Notes. Upon their original issuance, the 2027 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”). The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 305. Interest. The 2027 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 21, 2025 at the rate of 3.875% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date will include interest accrued from November 21, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 15 and November 15, beginning on May 15, 2026; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the May 1 and November 1 (whether or not a Business Day) immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 306. Authorized Denominations. The Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 307. Redemption. The 2027 Notes are subject to redemption at the option of the Company as described in Article Nine hereof.

Section 308. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE FOUR

GENERAL TERMS AND CONDITIONS OF THE 2030 NOTES

Section 401. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.200% Notes due 2030”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2030 Notes to be issued on the date hereof is set forth in Article Eleven herein.

Section 402. Maturity. The Stated Maturity of principal of the 2030 Notes is November 15, 2030.

Section 403. Further Issues. The Company may from time to time, without the consent of the Holders of the 2030 Notes, issue additional 2030 Notes. Any such additional 2030 Notes will have the same ranking, interest rate, maturity date and other terms as the 2030 Notes herein provided for. Any such additional 2030 Notes, together with the 2030 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2030 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2030 Notes. The Company will not issue any additional 2030 Notes intended to form a single series with the 2030 Notes herein provided for unless such additional 2030 Notes will be fungible with the Notes herein provided for U.S. federal income tax purposes.

Section 404. Global Notes. Upon their original issuance, the 2030 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”). The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 405. Interest. The 2030 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 21, 2025 at the rate of 4.200% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date will include interest accrued from November 21, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 15 and November 15, beginning on May 15, 2026; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the May 1 and November 1 (whether or not a Business Day) immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 406. Authorized Denominations. The Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 407. Redemption. The 2030 Notes are subject to redemption at the option of the Company as described in Article Nine hereof.

Section 408. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE FIVE

GENERAL TERMS AND CONDITIONS OF THE 2032 NOTES

Section 501. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.500% Notes due 2032”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2032 Notes to be issued on the date hereof is set forth in Article Eleven herein.

Section 502. Maturity. The Stated Maturity of principal of the 2032 Notes is November 15, 2032.

Section 503. Further Issues. The Company may from time to time, without the consent of the Holders of the 2032 Notes, issue additional 2032 Notes. Any such additional 2032 Notes will have the same ranking, interest rate, maturity date and other terms as the 2032 Notes herein provided for. Any such additional 2032 Notes, together with the 2032 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2032 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2032 Notes. The Company will not issue any additional 2032 Notes intended to form a single series with the 2032 Notes herein provided for unless such additional 2032 Notes will be fungible with the Notes herein provided for U.S. federal income tax purposes.

Section 504. Global Notes. Upon their original issuance, the 2032 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”). The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 505. Interest. The 2032 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 21, 2025 at the rate of 4.500% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date will include interest accrued from November 21, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 15 and November 15, beginning on May 15, 2026; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the May 1 and November 1 (whether or not a Business Day) immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 506. Authorized Denominations. The Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 507. Redemption. The 2032 Notes are subject to redemption at the option of the Company as described in Article Nine hereof.

Section 508. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE SIX

GENERAL TERMS AND CONDITIONS OF THE 2035 NOTES

Section 601. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.875% Notes due 2035”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2035 Notes to be issued on the date hereof is set forth in Article Eleven herein.

Section 602. Maturity. The Stated Maturity of principal of the 2035 Notes is November 15, 2035.

Section 603. Further Issues. The Company may from time to time, without the consent of the Holders of the 2035 Notes, issue additional 2035 Notes. Any such additional 2035 Notes will have the same ranking, interest rate, maturity date and other terms as the 2035 Notes herein provided for. Any such additional 2035 Notes, together with the 2035 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2035 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2035 Notes. The Company will not issue any additional 2035 Notes intended to form a single series with the 2035 Notes herein provided for unless such additional 2035 Notes will be fungible with the Notes herein provided for U.S. federal income tax purposes.

Section 604. Global Notes. Upon their original issuance, the 2035 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”). The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 605. Interest. The 2035 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 21, 2025 at the rate of 4.875% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date will include interest accrued from November 21, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 15 and November 15, beginning on May 15, 2026; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the May 1 and November 1 (whether or not a Business Day) immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 606. Authorized Denominations. The Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 607. Redemption. The 2035 Notes are subject to redemption at the option of the Company as described in Article Nine hereof.

Section 608. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE SEVEN

GENERAL TERMS AND CONDITIONS OF THE 2055 NOTES

Section 701. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “5.600% Notes due 2055”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2055 Notes to be issued on the date hereof is set forth in Article Eleven herein.

Section 702. Maturity. The Stated Maturity of principal of the 2055 Notes is November 15, 2055.

Section 703. Further Issues. The Company may from time to time, without the consent of the Holders of the 2055 Notes, issue additional 2055 Notes. Any such additional 2055 Notes will have the same ranking, interest rate, maturity date and other terms as the 2055 Notes herein provided for. Any such additional 2055 Notes, together with the 2055 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2055 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2055 Notes. The Company will not issue any additional 2055 Notes intended to form a single series with the 2055 Notes herein provided for unless such additional 2055 Notes will be fungible with the Notes herein provided for U.S. federal income tax purposes.

Section 704. Global Notes. Upon their original issuance, the 2055 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”). The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 705. Interest. The 2055 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 21, 2025 at the rate of 5.600% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date will include interest accrued from November 21, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 15 and November 15, beginning on May 15, 2026; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the May 1 and November 1 (whether or not a Business Day) immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 706. Authorized Denominations. The Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 707. Redemption. The 2055 Notes are subject to redemption at the option of the Company as described in Article Nine hereof.

Section 708. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE EIGHT

GENERAL TERMS AND CONDITIONS OF THE 2065 NOTES

Section 801. Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “5.700% Notes due 2065”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2065 Notes to be issued on the date hereof is set forth in Article Eleven herein.

Section 802. Maturity. The Stated Maturity of principal of the 2065 Notes is November 15, 2065.

Section 803. Further Issues. The Company may from time to time, without the consent of the Holders of the 2065 Notes, issue additional 2065 Notes. Any such additional 2065 Notes will have the same ranking, interest rate, maturity date and other terms as the 2065 Notes herein provided for. Any such additional 2065 Notes, together with the 2065 Notes herein provided for, will constitute a single series of Securities under the Indenture. No additional 2065 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2065 Notes. The Company will not issue any additional 2065 Notes intended to form a single series with the 2065 Notes herein provided for unless such additional 2065 Notes will be fungible with the Notes herein provided for U.S. federal income tax purposes.

Section 804. Global Notes. Upon their original issuance, the 2065 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”). The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 805. Interest. The 2065 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 21, 2025 at the rate of 5.700% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date will include interest accrued from November 21, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 15 and November 15, beginning on May 15, 2026; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the May 1 and November 1 (whether or not a Business Day) immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 806. Authorized Denominations. The Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 807. Redemption. The 2065 Notes are subject to redemption at the option of the Company as described in Article Nine hereof.

Section 808. Appointment of Agents. The Trustee will initially be the Registrar and Paying Agent for the Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE NINE

OPTIONAL REDEMPTION; NO SINKING FUND

Section 901. Optional Redemption by Company.

(a) The Company may not redeem the Floating Rate Notes at the Company’s option prior to maturity.

(b) At the Company’s option, the Fixed Rate Notes may be redeemed, in whole or in part, at any time and from time to time, prior to the applicable Par Call Date (the date of any such redemption a “Redemption Date”) at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) to be calculated on the basis of a 360-day year consisting of twelve 30-day months (the “Redemption Price”) equal to the greater of the following amounts:

(i) (x) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming such Fixed Rate Notes matured on their Stated Maturity, in the case of the 2027 Notes, or the applicable Par Call Date, in the case of the 2030 Notes, the 2032 Notes, the 2035 Notes, the 2055 Notes and the 2065 Notes to be redeemed) on a semi-annual basis at the Treasury Rate plus 5 basis points with respect to the 2027 notes, the Treasury Rate plus 10 basis points with respect to the 2030 Notes, the Treasury Rate plus 10 basis points with respect to the 2032 Notes, the Treasury Rate plus 15 basis points with respect to the 2035 Notes, the Treasury Rate plus 15 basis points with respect to the 2055 Notes and the Treasury Rate plus 15 basis points with respect to the 2065 Notes less (y) interest accrued to, but excluding, the Redemption Date, and

(ii) 100% of the principal amount of the Fixed Rate Notes being redeemed on the relevant Redemption Date,

plus, in each of the cases of (b)(i) and (b)(ii) above, accrued and unpaid interest on the Notes being redeemed to, but excluding, such Redemption Date.

(c) Notice of any redemption of the Fixed Rate Notes shall be given in the manner and otherwise in accordance with the provisions of Section 4.03 of the Indenture. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Fixed Rate Notes called for redemption have been made available on the Redemption Date referred to in that notice, unless the Company defaults in the payment of the Redemption Price and accrued and unpaid interest, on and after the Redemption Date, interest will cease to accrue on the Fixed Rate Notes or portions thereof called for redemption. Any interest accrued to such Redemption Date will be paid as specified in such notice.

(d) The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof. Neither the Trustee nor the Calculation Agent shall have any responsibility for any calculation or determination in respect of the Redemption Price of any Notes, or any component thereof. The Trustee shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Company that states such Redemption Price.

Section 902. Par Call. Any time on or after the applicable Par Call Date, the Company may redeem the 2030 Notes, the 2032 Notes, the 2035 Notes, the 2055 Notes or the 2065 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of such Notes to be redeemed, plus, accrued and unpaid interest on such Notes being redeemed to, but excluding, such Redemption Date.

Section 903. No Sinking Fund. None of the Notes are entitled to the benefit of any sinking fund.

ARTICLE TEN

FORM OF NOTES

Section 1001. Form of Floating Rate Note. The Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit A hereto.

Section 1002. Form of 2027 Note. The 2027 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit B hereto.

Section 1003. Form of 2030 Note. The 2030 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit C hereto.

Section 1004. Form of 2032 Note. The 2032 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit D hereto.

Section 1005. Form of 2035 Note. The 2035 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit E hereto.

Section 1006. Form of 2055 Note. The 2055 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit F hereto.

Section 1007. Form of 2065 Note. The 2065 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit G hereto.

ARTICLE ELEVEN

ORIGINAL ISSUE AMOUNT OF NOTES

Section 1101. Original Issue Amount of the Floating Rate Notes. Floating Rate Notes in the aggregate principal amount of $500,000,000 may, upon execution of this Sixth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said Floating Rate Notes as provided in said Company Order.

Section 1102. Original Issue Amount of the 2027 Notes. 2027 Notes in the aggregate principal amount of $1,000,000,000 may, upon execution of this Sixth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2027 Notes as provided in said Company Order.

Section 1103. Original Issue Amount of the 2030 Notes. 2030 Notes in the aggregate principal amount of $1,000,000,000 may, upon execution of this Sixth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2030 Notes as provided in said Company Order.

Section 1104. Original Issue Amount of the 2032 Notes. 2032 Notes in the aggregate principal amount of $1,250,000,000 may, upon execution of this Sixth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2032 Notes as provided in said Company Order.

Section 1105. Original Issue Amount of the 2035 Notes. 2035 Notes in the aggregate principal amount of $1,250,000,000 may, upon execution of this Sixth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2035 Notes as provided in said Company Order.

Section 1106. Original Issue Amount of the 2055 Notes. 2055 Notes in the aggregate principal amount of $500,000,000 may, upon execution of this Sixth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2055 Notes as provided in said Company Order.

Section 1107. Original Issue Amount of the 2065 Notes. 2065 Notes in the aggregate principal amount of $500,000,000 may, upon execution of this Sixth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2065 Notes as provided in said Company Order.

ARTICLE TWELVE

MISCELLANEOUS

Section 1201. Ratification of Indenture. The Indenture, as supplemented by this Sixth Supplemental Indenture, is in all respects ratified and confirmed, and this Sixth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 1202. Trustee Not Responsible for Recitals. The recitals and statements herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Sixth Supplemental Indenture.

Section 1203. Governing Law. This Sixth Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 1204. Separability. In case any one or more of the provisions contained in this Sixth Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Sixth Supplemental Indenture or of the Notes, but this Sixth Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 1205. Counterparts. This Sixth Supplemental Indenture, and each of the other documents executed on the date hereof in connection with this Sixth Supplemental Indenture and the authentication and delivery of the Notes, may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Sixth Supplemental Indenture, such other documents and of signature pages by electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Sixth Supplemental Indenture and such other documents as to the parties hereto and may be used in lieu of the original Sixth Supplemental Indenture and such other documents for all purposes. Signatures of the parties hereto transmitted by electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Section 1206. Trust Indenture Act. This Sixth Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of the Indenture and shall, to the extent applicable, be governed by such provisions. If any provision in this Sixth Supplemental Indenture limits, qualifies or conflicts with another provision of hereof which is required to be included herein by any provisions of the Trust Indenture Act, such required provision shall control.

Section 1207. Signatures. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Sixth Supplemental Indenture or any document to be signed in connection with this Sixth Supplemental Indenture shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 1208. Office of Foreign Assets Control Sanctions Representations. (a) The Company represents that neither it nor any of its Subsidiaries, directors or officers are the target or subject of any sanctions enforced by the Office of Foreign Assets Control of the US Department of the Treasury, the US Department of State, the United Nations Security Council, the European Union or His Majesty’s Treasury (collectively “Sanctions”); and

(b) The Company covenants that neither it nor any of its Subsidiaries, directors or officers will directly or knowingly indirectly use any payments made pursuant to this Sixth Supplemental Indenture, (i) to fund or facilitate any activities of or business with any person who, at the time of such funding or facilitation, is the subject or target of Sanctions, in violation of applicable Sanctions, (ii) to fund or facilitate any activities of or business with any country or territory that is the target or subject of Sanctions, in violation of applicable Sanctions, or (iii) in any other manner that will result in a violation of Sanctions by any person.

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed as of the day and year first above written.

PFIZER INC.

By:	/s/ Brian Byala
Name: Brian Byala
Title: Senior Vice President and Treasurer

THE BANK OF NEW YORK MELLON, as Trustee

By:
Name:
Title:

[Signature Page to Sixth Supplemental Indenture]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed as of the day and year first above written.

PFIZER INC.

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Leslie Morales
Name: Leslie Morales
Title: Vice President

[Signature Page to Sixth Supplemental Indenture]

EXHIBIT A

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 717081 FC2

Pfizer Inc.

FLOATING RATE NOTES DUE 2027

No.	$
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Inc., a Delaware corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [•] DOLLARS ($[•]), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on November 15, 2027. The interest rate for the Initial Interest Period shall be Compounded SOFR as determined on February 12, 2026 plus 0.500% per annum. Thereafter, the interest rate for any Interest Period will be Compounded SOFR, as determined on the applicable Interest Determination Date plus 0.500% per annum. The interest rate shall be reset quarterly on each day on which interest on the Floating Rate Notes will be paid, which will be quarterly in arrears on February 15, May 15, August 15 and November 15 in each year, commencing February 15, 2026 (each an “Floating Rate Interest Payment Date”), until the principal hereof is paid or made available for payment. If February 15, May 15, August 15 and November 15 of any year is not a Business Day, then the next succeeding Business Day will be the applicable Floating Rate Interest Payment Date and interest on the Floating Rate Notes will be paid on such next succeeding Business Day (unless such next succeeding Business Day falls in the succeeding calendar month, in which case the applicable Floating Rate Interest Payment Date will be the Business Day immediately preceding such February 15, May 15, August 15 and November 15, and interest on the Floating Rate Notes will be paid on such immediately preceding Business Day). If the maturity date of the Floating Rate Notes is not a Business Day, the payment of principal of, and interest on, the Floating Rate Notes will be made on the next succeeding Business Day, and no interest will accrue for the period from and after the maturity date.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Floating Rate Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the February 1, May 1, August 1 and November 1 immediately preceding such Floating Rate Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:     , 20

PFIZER INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 7, 2018, as supplemented by a Sixth Supplemental Indenture, dated as of November 21, 2025 (as so supplemented, herein called the “Indenture”), between the Company and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000.

Optional Redemption. The Company may not redeem the Securities at the Company’s option prior to maturity and the Securities will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Company or any of its Subsidiaries.

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 717081 FJ7

Pfizer Inc.

3.875% NOTES DUE 2027

No.	$
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Inc., a Delaware corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [•] DOLLARS ($[•]), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on November 15, 2027 and to pay interest thereon from November 21, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 in each year, commencing May 15, 2026, at the rate of 3.875% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the May 1 and November 1 immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:     , 20

PFIZER INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 7, 2018, as supplemented by a Sixth Supplemental Indenture, dated as of November 21, 2025 (as so supplemented, herein called the “Indenture”), between the Company and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000.

Optional Redemption. At the Company’s option, the Securities of this series may be redeemed in whole or in part, at any time and from time to time prior to their Stated Maturity. The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a) 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming such Securities matured on their Stated Maturity) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 5 basis points less interest accrued to, but excluding, the Redemption Date, plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Once notice of redemption is delivered by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest applicable to the Securities to, but excluding, the Redemption Date.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Stated Maturity of the Securities (the “Remaining Life”); (2) if there is no such Treasury constant maturity on H.15 exactly equal to the applicable Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the applicable Remaining Life – and shall interpolate to the Stated Maturity of the Securities on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the applicable Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the applicable Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Stated Maturity of the Securities. If there is no United States Treasury security maturing on the Stated Maturity of the Securities but there are two or more United States Treasury securities with a maturity date equally distant from the Stated Maturity of the Securities, one with a maturity date preceding the Stated Maturity of the Securities and one with a maturity date following the Stated Maturity of the Securities, the Company shall select the United States Treasury security with a maturity date preceding the Stated Maturity of the Securities. If there are two or more United States Treasury securities maturing on Stated Maturity of the Securities or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof. Neither the Trustee nor the Calculation Agent shall have any responsibility for any calculation or determination in respect of the Redemption Price of any Notes, or any component thereof. The Trustee shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Company that states such Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depository’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of the Securities called for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select by lot. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

Except as set forth above, the Securities will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Company or any of its Subsidiaries.

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT C

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 717081 FD0

Pfizer Inc.

4.200% NOTES DUE 2030

No.	$
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Inc., a Delaware corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [•] DOLLARS ($[•]), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on November 15, 2030 and to pay interest thereon from November 21, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 in each year, commencing May 15, 2026, at the rate of 4.200% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the May 1 and November 1 immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:     , 20

PFIZER INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 7, 2018, as supplemented by a Sixth Supplemental Indenture, dated as of November 21, 2025 (as so supplemented, herein called the “Indenture”), between the Company and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000.

Optional Redemption. At the Company’s option, the Securities of this series may be redeemed in whole or in part, at any time and from time to time prior to October 15, 2030 (one month prior to the Stated Maturity of the Securities (the “Par Call Date,” and the date of any such redemption a “Redemption Date”)). The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a) 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming such Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 10 basis points less interest accrued to, but excluding, the Redemption Date, plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Company may redeem the Securities, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Once notice of redemption is delivered by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest applicable to the Securities to, but excluding, the Redemption Date.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); (2) if there is no such Treasury constant maturity on H.15 exactly equal to the applicable Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the applicable Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the applicable Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the applicable Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof. Neither the Trustee nor the Calculation Agent shall have any responsibility for any calculation or determination in respect of the Redemption Price of any Notes, or any component thereof. The Trustee shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Company that states such Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depository’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of the Securities called for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select by lot. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

Except as set forth above, the Securities will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Company or any of its Subsidiaries.

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT D

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 717081 FE8

Pfizer Inc.

4.500% NOTES DUE 2032

No.	$
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Inc., a Delaware corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to    Cede & Co. or registered assigns, the principal sum of [•] DOLLARS ($[•]), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on November 15, 2032 and to pay interest thereon from November 21, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 in each year, commencing May 15, 2026, at the rate of 4.500% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the May 1 and November 1 immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:     , 20

PFIZER INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 7, 2018, as supplemented by a Sixth Supplemental Indenture, dated as of November 21, 2025 (as so supplemented, herein called the “Indenture”), between the Company and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,250,000,000.

Optional Redemption. At the Company’s option, the Securities of this series may be redeemed in whole or in part, at any time and from time to time prior to September 15, 2032 (two months prior to the Stated Maturity of the Securities (the “Par Call Date,” and the date of any such redemption a “Redemption Date”)). The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a) 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming such Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 10 basis points less interest accrued to, but excluding, the Redemption Date, plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Company may redeem the Securities, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Once notice of redemption is delivered by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest applicable to the Securities to, but excluding, the Redemption Date.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); (2) if there is no such Treasury constant maturity on H.15 exactly equal to the applicable Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the applicable Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the applicable Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the applicable Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof. Neither the Trustee nor the Calculation Agent shall have any responsibility for any calculation or determination in respect of the Redemption Price of any Notes, or any component thereof. The Trustee shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Company that states such Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depository’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of the Securities called for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select by lot. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

Except as set forth above, the Securities will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Company or any of its Subsidiaries.

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT E

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 717081 FF5

Pfizer Inc.

4.875% NOTES DUE 2035

No.	$
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Inc., a Delaware corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to    Cede & Co. or registered assigns, the principal sum of [•] DOLLARS ($[•]), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on November 15, 2035 and to pay interest thereon from November 21, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 in each year, commencing May 15, 2026, at the rate of 4.875% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the May 1 and November 1 immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:     , 20

PFIZER INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 7, 2018, as supplemented by a Sixth Supplemental Indenture, dated as of November 21, 2025 (as so supplemented, herein called the “Indenture”), between the Company and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,250,000,000.

Optional Redemption. At the Company’s option, the Securities of this series may be redeemed in whole or in part, at any time and from time to time prior to August 15, 2035 (three months prior to the Stated Maturity of the Securities (the “Par Call Date,” and the date of any such redemption a “Redemption Date”)). The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a) 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming such Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points less interest accrued to, but excluding, the Redemption Date, plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Company may redeem the Securities, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Once notice of redemption is delivered by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest applicable to the Securities to, but excluding, the Redemption Date.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); (2) if there is no such Treasury constant maturity on H.15 exactly equal to the applicable Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the applicable Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the applicable Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the applicable Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof. Neither the Trustee nor the Calculation Agent shall have any responsibility for any calculation or determination in respect of the Redemption Price of any Notes, or any component thereof. The Trustee shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Company that states such Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depository’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of the Securities called for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select by lot. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

Except as set forth above, the Securities will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Company or any of its Subsidiaries.

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT F

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 717081 FG3

Pfizer Inc.

5.600% NOTES DUE 2055

No.	$
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Inc., a Delaware corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to    Cede & Co. or registered assigns, the principal sum of [•] DOLLARS ($[•]), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on November 15, 2055 and to pay interest thereon from November 21, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 in each year, commencing May 15, 2026, at the rate of 5.600% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the May 1 and November 1 immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:     , 20

PFIZER INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 7, 2018, as supplemented by a Sixth Supplemental Indenture, dated as of November 21, 2025 (as so supplemented, herein called the “Indenture”), between the Company and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000.

Optional Redemption. At the Company’s option, the Securities of this series may be redeemed in whole or in part, at any time and from time to time prior to May 15, 2055 (six months prior to the Stated Maturity of the Securities (the “Par Call Date,” and the date of any such redemption a “Redemption Date”)). The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a) 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming such Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points less interest accrued to, but excluding, the Redemption Date, plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Company may redeem the Securities, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Once notice of redemption is delivered by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest applicable to the Securities to, but excluding, the Redemption Date.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); (2) if there is no such Treasury constant maturity on H.15 exactly equal to the applicable Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the applicable Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the applicable Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the applicable Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof. Neither the Trustee nor the Calculation Agent shall have any responsibility for any calculation or determination in respect of the Redemption Price of any Notes, or any component thereof. The Trustee shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Company that states such Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depository’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of the Securities called for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select by lot. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

Except as set forth above, the Securities will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Company or any of its Subsidiaries.

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT G

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 717081 FH1

Pfizer Inc.

5.700% NOTES DUE 2065

No.	$
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. Pfizer Inc., a Delaware corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [•] DOLLARS ($[•]), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on November 15, 2065 and to pay interest thereon from November 21, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 in each year, commencing May 15, 2026, at the rate of 5.700% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the May 1 and November 1 immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:     , 20

PFIZER INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

[Reverse of Security]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 7, 2018, as supplemented by a Sixth Supplemental Indenture, dated as of November 21, 2025 (as so supplemented, herein called the “Indenture”), between the Company and The Bank of New York Mellon (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000.

Optional Redemption. At the Company’s option, the Securities of this series may be redeemed in whole or in part, at any time and from time to time prior to May 15, 2065 (six months prior to the Stated Maturity of the Securities (the “Par Call Date,” and the date of any such redemption a “Redemption Date”)). The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a) 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming such Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points less interest accrued to, but excluding, the Redemption Date, plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Company may redeem the Securities, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Once notice of redemption is delivered by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest applicable to the Securities to, but excluding, the Redemption Date.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); (2) if there is no such Treasury constant maturity on H.15 exactly equal to the applicable Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the applicable Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the applicable Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the applicable Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof. Neither the Trustee nor the Calculation Agent shall have any responsibility for any calculation or determination in respect of the Redemption Price of any Notes, or any component thereof. The Trustee shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Company that states such Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depository’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of the Securities called for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select by lot. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

Except as set forth above, the Securities will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Company or any of its Subsidiaries.

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee